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    Supplement to currently effective Prospectus of each of the listed funds

Scudder Classic Growth Fund               Scudder International Growth and
Scudder Corporate Bond Fund               Income Fund
Scudder Emerging Markets Growth Fund      Scudder International Value Fund
Scudder Financial Services Fund           Scudder Large Company Value Fund
Scudder Global Bond Fund                  Scudder Pathway Series:
Scudder Global Discovery Fund               Balanced Portfolio
Scudder Greater Europe Growth Fund          Conservative Portfolio
Scudder Health Care Fund                    Growth Portfolio
Scudder International Fund                  International Portfolio
Scudder International Growth Fund         Scudder Technology Fund
                                          Scudder Value Fund

The following supplements information found in the "Fund Organization" section of each Fund's or Portfolio's prospectus:

Euro Conversion

The planned introduction of a new European currency, the Euro, may result in uncertainties for European securities in the markets in which they trade and with respect to the operation of each Fund or Portfolio, as applicable. Currently, the Euro is expected to be introduced on January 1, 1999 by eleven European countries that are members of the European Economic and Monetary Union
(EMU). The introduction of the Euro will require the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments that otherwise would not likely occur. Additional questions are raised by the fact that certain other EMU members, including the United Kingdom, will not officially be implementing the Euro on January 1, 1999. If the introduction of the Euro does not take place as planned, there could be negative effects, such as severe currency fluctuations and market disruptions.

Scudder Kemper Investments, Inc., the Funds' Adviser, is actively working to address Euro-related issues and understands that other key service providers are taking similar steps. At this time, however, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on a portfolio holding is negative, it could hurt the portfolio's performance.



December 8, 1998